Discontinued Operations (Tables)	12 Months Ended
Dec. 31, 2012
Operating results of structured settlement business

Operating results related to the Company’s structured settlement business are as follows:

	Year Ended December 31,
	2012	2011	2010
	(in thousands)
Total income	$13,995	$11,933	$9,530
Total expenses	(16,610)	(17,357)	(12,180)

Loss before income taxes	(2,615)	(5,424)	(2,650)
Income tax expense	—	—	—

Loss from discontinued operations, net of income taxes	$(2,615)	$(5,424)	$(2,650)